SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               October 26, 1998


                  Farmer Mac Mortgage Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)



         Delaware                    333-26073        52-1779791
 State or Other Jurisdiction        (Commission    (I.R.S. Employer
       of Incorporation)            File Number)   Identification No.)


      919 18th Street, N.W.                         20006
       Washington, D.C.                           (Zip Code)
      (Address of Principal
       Executive Offices)

      Registrant's telephone number, including area code (202) 872-7700

                                  No Change
         (Former Name or Former Address, if Changed Since Last Report)

      Item 7.  Financial  Statements;  Pro Forma  Financial  Information  and
Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

                  20.13 Farmer Mac Mortgage Securities Corporation, Agricultural Mortgage-Backed Securities, Series 5/28/97, Series 7/30/97 and Series 9/24/97, Series
                              11/26/97,  Series 12/4/97,  Series 1/28/98, Series
                              3/25/98, Series 5/27/98, Series 6/24/98,    Series
                              7/29/98    and    Series  8/26/98   Statement  to
                              Certificateholders,  dated   10/26/98.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                        CORPORATION



                                    By:/s/ Christopher Dunn
                                    Name:  Christopher Dunn
                                    Title: Vice President




Dated:  October 14, 1998

                                EXHIBIT INDEX



Exhibit No.                   Description                           Page No.


20.13                          Statement to Certificateholders